UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2008
SANTARUS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50651	33-0734433
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10590 West Ocean Air Drive, Suite 200, San Diego, California 92130
(Address of Principal Executive Offices) (Zip Code)
(858) 314-5700

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 10.1

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Bonuses Payable to Executive Officers for Fiscal 2007
     On February 20, 2008, the independent members of the Board of Directors of Santarus, Inc. (the “Company”), approved cash bonus payments for the 2007 fiscal year to be paid to the Company’s executive officers pursuant to the Santarus, Inc. 2007 Bonus Plan (the “2007 Bonus Plan”). Bonus payments were based on an evaluation, by both the Compensation Committee of the Board of Directors and the independent members of the Board of Directors, that the Company’s level of attainment of the corporate performance goals for 2007 was 76%. These performance goals included the achievement of performance targets with respect to the Company’s product sales, financial results and corporate activities.
     Under the terms of the 2007 Bonus Plan, the executive officers are entitled to receive a bonus ranging from zero to 150% of their target bonus based entirely on the Company’s achievement of its corporate performance goals for 2007. The target bonus for Gerald T. Proehl, the Company’s President and Chief Executive Officer, is equal to 50% of his base salary, and the target bonus for the other executive officers is equal to 35% of their respective base salaries. For the fiscal year ended December 31, 2007, the bonuses to be paid to the executive officers represent 76% of their respective 50% and 35% target bonuses.
     The total bonuses to be paid to each executive officer pursuant to the 2007 Bonus Plan are as follows:

Name	Title	Amount of Bonus
Gerald T. Proehl	President and Chief Executive Officer	$190,000

Debra P. Crawford	Senior Vice President, Chief Financial Officer, Treasurer and Secretary	$77,571

Julie A. DeMeules	Senior Vice President, Human Resources	$63,840

William C. Denby, III	Senior Vice President, Commercial Operations	$75,220

Warren E. Hall	Senior Vice President, Manufacturing and Product Development	$70,811

Michael D. Step	Senior Vice President, Corporate Development	$67,830

E. David Ballard, II., M.D.	Vice President, Clinical Research and Medical Affairs	$73,047

Maria Bedoya-Toro, Ph.D*	Vice President, Regulatory Affairs and Quality Assurance	$36,462

Carey J. Fox, J.D.	Vice President, General Counsel	$69,160

*	Dr. Bedoya-Toro began her employment with the Company in May 2007.

     The Company will provide additional information regarding the compensation paid to its executive officers for the 2007 fiscal year in its Proxy Statement for the 2008 Annual Meeting of Stockholders.
Adoption of Santarus, Inc. 2008 Bonus Plan for Fiscal 2008
     At a meeting held on February 20, 2008, the independent members of the Board of Directors of the Company, based on a recommendation by the Compensation Committee, approved the Santarus, Inc. 2008 Bonus Plan (the “2008 Bonus Plan”). The terms of the 2008 Bonus Plan establish for each level of Company employee, including the Company’s executive officers but excluding the Company’s field commercial employees, a target cash bonus amount, expressed as a percentage of base salary. Bonus payments will be based on an evaluation by the Compensation Committee, as well as the independent members of the Board of Directors, of the Company’s achievement of corporate performance goals for 2008. The corporate performance goals for 2008 were previously established by the Board of Directors and include the achievement of performance targets with respect to the Company’s product sales, financial results and corporate activities.
     The foregoing description is a summary only, is not necessarily complete, and is qualified by the full text of the underlying plan, which is filed as an exhibit to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
10.1	Santarus, Inc. 2008 Bonus Plan

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SANTARUS, INC.

Date: February 22, 2008	By: Name:	/s/ Gerald T. Proehl Gerald T. Proehl
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

10.1	Santarus, Inc. 2008 Bonus Plan